Exhibit 26e
                              Form of Application

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PHOENIX [logo]  PHOENIX LIFE INSURANCE COMPANY                   For Overnight Delivery          APPLICATION FOR LIFE INSURANCE
                PO Box 8027                                      PHOENIX LIFE INSURANCE COMPANY                          PART I
                Boston MA 02266-8027                             30 Dan Road, Suite 8027
                Underwriting Service Center                      Canton MA 02021-2809

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SECTION I - PROPOSED INSURED INFORMATION

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Name (First, Middle, Last)                                                 Sex                 Date of Birth (mm/dd/yyyy)
                                                                           [ ] M  [ ] F
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Birth State         Birth Country              U.S. Citizen           Earned Income       Net Worth      Other Income
                                               [ ] Y  [ ] N           $                   $              $
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Social Security Number            Driver's License Number        State            Marital Status
                                                                                  [ ] Single [ ] Married [ ] Widowed [ ] Divorced

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Residence Street Address (include Apt #)     City                     State          ZIP Code            Home Telephone #
                                                                                                         (    )
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Email Address

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Current Employer                             Years of Service         Current Occupation

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Employer Street Address                      City                     State          ZIP Code            Employer's Telephone #
                                                                                                         (    )
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Have you used tobacco or nicotine products in any form in the last 10 years?  [ ] Yes  [ ] No
a. If "Yes", check the product(s) used: [ ] Cigarettes [ ] Cigars, [ ] Pipes, [ ] Snuff, Smokeless or Chewing Tobacco,
    [ ] Nicotine Patch, Gum or Lozenge
b. If "Yes", check where appropriate: [ ] Use Currently [ ] Date Quit (mm/yyyy) _____________
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SECTION II - OWNERSHIP (INDICATE THE OWNER OF THE POLICY.)
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[ ] A. INSURED (If Insured is Owner, go to Section III)

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[ ] B. PARTNERSHIP - list all partners. If there is a general partner, complete Partnership Authorization form.
       Name(s) of All Partner(s) (First, Middle, Last)




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Employer's Street Address                      City                                       State          ZIP Code

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[ ] C. TRUST (If Owner is a Trust, complete Certification of Trust Agreement)

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[ ] D. OTHER

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Owner's Name (First, Middle, Last)   Social Security Number/Tax ID   Date of Birth (mm/dd/yyyy)  Relationship to Proposed Insured

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Owner's Street Address (include Apt #)          City                      State                  ZIP Code    Home Telephone #
                                                                                                         (    )
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Email Address

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SECTION III - BENEFICIARY DESIGNATION
UNLESS OTHERWISE SPECIFIED, PAYMENTS WILL BE SHARED EQUALLY BY ALL PRIMARY BENEFICIARIES WHO SURVIVE THE PROPOSED INSURED OR IF
NONE, BY ALL CONTINGENT BENEFICIARIES WHO SURVIVE THE PROPOSED INSURED. ONLY THE OWNER HAS THE RIGHT TO CHANGE THE BENEFICIARY(IES)
UNLESS OTHERWISE STATED.
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Primary Beneficiary(ies)           Date of Birth       Social Security # or Tax ID#      Relationship to         % Share
Name(s) (First, Middle, Last)      (mm/dd/yyyy)        (if available)                    Proposed Insured


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Contingent Beneficiary(ies)       Date of Birth       Social Security # or Tax ID#      Relationship to         % Share
Name(s) (First, Middle, Last)     (mm/dd/yyyy)        (if available)                    Proposed Insured


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OL4250NY.1                                                   1 of 6                                                          7-07
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SECTION IV - COVERAGE APPLIED FOR
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PLAN OF INSURANCE (IN FEATURES BELOW)

                                                                           FACE AMOUNT
[ ] Phoenix 2007 VUL
                                                                           $ ------------------------

[ ] Phoenix Accumulator UL                                                 FIRST YEAR ANTICIPATED, BILLED PREMIUM (
                                                                           LUMP SUM FUNDS, ETC.)
[ ] Phoenix Universal Life with Guarantee
                                                                           $ ------------------------
[ ] Other _____________________________
                                                                           SUBSEQUENT PLANNED PREMIUM

                                                                           $ ________________________ per year


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LIFE INSURANCE QUALIFICATION TEST: (check one) if none checked, Guideline Premium will apply.
[ ] Guideline Premium Test
[ ] Cash Value Accumulation Test (Must always be elected with Phoenix Universal Life with Guarantee)

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RIDERS
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[ ] Life Plan Options Rider                                [ ] Disability Benefit Rider (Disability Waiver of a Specified Amount)
[ ] Alternate Surrender Value Rider                                $------------
[ ] Child Term Rider
[ ] Family Term Rider                                       Other ________________________________________________
[ ] Living Benefit Rider
[ ] Guaranteed Extension Rider                              Other ________________________________________________


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FEATURES
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[ ] Increasing Term Protection Rider (Individual Increasing Term Rider)   DEATH BENEFIT OPTION: (check one) if none checked,
    (available only with Death Benefit Option A)                             Option A will apply
       ANNUAL RIDER INCREASE OPTIONS                                         [ ] Option A: Level
       [ ] Percentage Increase _________%                                    [ ] Option B: Increasing
       [ ] Fixed Dollar Increase $___________                                [ ] Option C: Return of Premium
       [ ] Increase Equal to Premiums Paid                                 [ ] Other _____________________________________________
[ ] Level Term Protection (Individual Level Term Rider)                    [ ] Other _____________________________________________
     Supplemental Face Amount $________________________                    [ ] Other _____________________________________________
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SECTION V - SPECIAL REQUEST
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SECTION VI - SUITABILITY
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THIS SECTION APPLIES ONLY TO VARIABLE LIFE INSURANCE PRODUCTS:
DO YOU UNDERSTAND THAT THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER CERTAIN CONDITIONS AND THE DEATH BENEFIT AND CASH VALUES
UNDER ANY VARIABLE POLICY MAY INCREASE OR DECREASE IN AMOUNT OR DURATION BASED ON THE INVESTMENT EXPERIENCE OF THE UNDERLYING
INVESTMENT OPTIONS?                                                                                                 [ ] YES [ ] NO
DO YOU BELIEVE THAT THE VARIABLE LIFE POLICY YOU ARE PURCHASING IS SUITABLE TO MEET YOUR FINANCIAL OBJECTIVES?      [ ] YES [ ] NO
MY SIGNATURE IN THE SIGNATURE SECTION OF THIS APPLICATION ACKNOWLEDGES THAT (A) I UNDERSTAND THAT A VARIABLE LIFE INSURANCE POLICY
IS NOT AN APPROPRIATE INVESTMENT VEHICLE FOR A SHORT TERM TRADING STRATEGY OR SHORT TERM SAVINGS AND (B) I CONFIRM THAT I HAVE
RECEIVED THE PROSPECTUS FOR THE VARIABLE LIFE POLICY I AM PURCHASING.
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ILLUSTRATIONS OF BENEFITS INCLUDING DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES ARE AVAILABLE ON REQUEST.
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OL4250NY.1                                                   2 of 6                                                          7-07
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SECTION VII - MODE OF PREMIUM PAYMENT
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[ ] Annual  [ ] Semi-Annual  [ ] Quarterly  [ ] Phoenix Check-O-Matic Service (PCS) [ ] Minimum Monthly Payment - $25.00
Multiple Billing Option - Give # or Details
[ ] List Bill  [ ] Employee Insurance Counseling Service (EICS)  [ ] Salary Allotment  [ ] Pension  [ ] Money Purchase Pension
[ ] Other __________________________________________________________________________________________________

IF ELECTING PCS, COMPLETE THE FOLLOWING:
Existing Policy Number or PCS File Number _________________________________________________

AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS
I (we) hereby authorize the Company (Note: Company is defined as indicated on page 1 of application) to initiate debit entries to my (our) checking account and the financial institution as shown on the attached voided check below.

INFORMATION FOR NEW ACCOUNT
Attach a void check to furnish encoding details.
If the payor's name is not imprinted on the check, fill it in here exactly as it appears in the bank records.

ATTACH VOID
CHECK HERE

Signature of depositor (if different from owner) ____________________________________________________________________
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SEND ADDITIONAL PREMIUM NOTICES TO:

Name (First, Middle, Last) _____________________________________________________________________________________

Street Address _______________________________________________________________________________________________

City _______________________________________ State ______ ZIP Code ______ Relationship to Owner ____________________
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SECTION VIII - EXISTING LIFE INSURANCE
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[ ] Yes [ ] No 1. Are there any life insurance policies or annuity contracts, owned by, or on the life of, the applicant(s) or the insured(s) or the owner(s) or the annuitant?

[ ] Yes [ ] No 2. With this policy, do you plan to replace (in whole or in part) now or in the future any existing life insurance or annuity contract in force with this policy?

[ ] Yes [ ] No 3. Do you plan to utilize values from any existing life insurance policy or annuity contract (through loans, surrenders or otherwise) pay any initial or subsequent premium(s) for this policy?
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For all "Yes" answers above, please provide the following information. IF NO COVERAGE IN FORCE, CHECK HERE [ ]
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          Company             Issue Date               Plan           Amount              Pers/Bus            Replacing
                              (mm/yyyy)
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                                                                                                                 Y    N
                                                                      $                   [ ]  [ ]              [ ]  [ ]
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                                                                      $                   [ ]  [ ]              [ ]  [ ]
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                                                                      $                   [ ]  [ ]              [ ]  [ ]
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                              Total Life Insurance in force           $
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SECTION IX - MEDICAL TRANSFER STATEMENT (Complete when submitting medical examinations of another insurance company.)
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I REQUEST THAT PHOENIX REVIEW AND CONSIDER THE EXAM CONDUCTED BY THE LIFE INSURANCE COMPANY LISTED BELOW IN EVALUATING MY
APPLICATION. I AUTHORIZE PHOENIX TO RECEIVE AND REVIEW SUCH APPLICATION, AND AUTHORIZE MY PRODUCER, BROKER OR OTHER LIFE
INSURANCE COMPANY TO PROVIDE SUCH APPLICATION TO PHOENIX.

1. Name of the insurance company for which examination(s) was made
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2. Date of examination (mm/dd/yyyy)
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3. To the best of your knowledge and belief, are the statements in the examination true, accurate and
   complete as of today?                                                                                     [ ] Yes  [ ] No
   If "No", please explain.
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4. Have you consulted a medical doctor or other practitioner since the above examination?
                                                                           (If "Yes", complete Section X)    [ ] Yes  [ ] No
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OL4250NY.1                                                   3 of 6                                                          7-07
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SECTION X - MEDICAL HISTORY (NOT NECESSARY TO COMPLETE IF MEDICAL OR PARAMEDICAL EXAM HAS BEEN ORDERED)
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Current Height                Current Weight                        Has your weight changed by 10 pounds or more in the
                                                                    past 2 years? If "yes", how much ______ pounds [ ] Gain [ ] Loss
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FAMILY HISTORY:   Age if   Age at    If alive, indicate health      FAMILY HISTORY:   Age if   Age at    If alive, indicate health
                  Alive    Death     problems or if deceased,                         Alive    Death     problems or if deceased,
                                     indicate cause of death:                                            indicate cause of death:
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Father [ ] Alive                                                    Mother  [ ] Alive
       [ ] Deceased                                                         [ ] Deceased
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PERSONAL PHYSICIAN: Please provide the name and address of your    Has anyone in your immediate family developed any hereditary
personal physician or health care provider, date of most recent    condition, cancer, or heart disease before age 60? [ ] Yes
visit, reason for visit, and results of treatment (if any):        (please provide details below) [ ] No



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To the best of your knowledge and belief, have you ever had,       Please provide details of "Yes" answers (include question
or been told by a physician or other health care provider          number, diagnosis, date of occurrence, current status,
that you have:                                                     hospital or treating physician's name and address). Use
                                                                   Application Part II Addendum if additional space is necessary to record all details.

1. High blood pressure or hypertension?              [ ] Yes [ ] No
2. Pain, pressure, or discomfort in the chest, angina
   pectoris, palpitations, swelling of the ankles, or
   undue shortness of breath?                        [ ] Yes [ ] No
3. Heart disease, coronary artery disease,
   cardiomyopathy, heart failure, atrial fibrillation,
   heart rhythm abnormality, heart murmur, congenital
   heart disease or valvular heart disease?          [ ] Yes [ ] No
4. Peripheral vascular disease, claudication,
   narrowing or blockage of arteries or veins?       [ ] Yes [ ] No
5. Asthma, pulmonary fibrosis, chronic cough,
   emphysema, pneumonia, or any other lung disease?  [ ] Yes [ ] No
6. Neurologic disease, seizures, fainting, falls,
   concussion, stroke, transient ischemic attack (TIA),
   tremor, neuropathy, weakness, paralysis, Parkinson's
   disease, memory loss, dementia, or any other
   disease of the brain or nervous system?           [ ] Yes [ ] No
7. Depression, bipolar disorder, schizophrenia,
   anxiety, or other psychiatric illness?            [ ] Yes [ ] No
8. Arthritis, lupus, or any musculoskeletal or skin
   disorder?                                         [ ] Yes [ ] No
9. Ulcers, abdominal pain, colitis, Crohn's disease,
   gall bladder disease, liver disease, hepatitis,
   jaundice, pancreatitis, or any other disease
   of the gastrointestinal system?                   [ ] Yes [ ] No
10. Diabetes, kidney disease, kidney stones, bladder
    disorder, prostate disorder, protein or blood
    in the urine?                                    [ ] Yes [ ] No
11. Endocrine disorder, including disorder of the
    thyroid, parathyroid, adrenal, or pituitary
    glands?                                          [ ] Yes [ ] No
12. Anemia, bleeding or clotting disorder, or any
    other disorder of the blood (excluding Human
    Immunodeficiency Virus) or bone marrow?          [ ] Yes [ ] No
13. Cancer of any type, tumor (benign or malignant),
    leukemia, lymphoma, or Hodgkin's disease?        [ ] Yes [ ] No
14. Are you taking any kind of medicine, therapy,
    or treatment regularly or at frequent intervals? [ ] Yes [ ] No
15. Have you ever been treated for alcoholism or
    been advised to limit or stop your use of
    alcohol?                                         [ ] Yes [ ] No
16. Have you ever used narcotics, barbiturates,
    amphetamines, hallucinogens, or any prescription
    drug except in accordance with a physician's
    instructions?                                    [ ] Yes [ ] No
17. Have you ever been a patient in any hospital,
    treatment center, or similar facility within the
    last 10 years?                                   [ ] Yes [ ] No
18. Have you had, or been advised to have, any
    surgery, X-rays, electrocardiograms, blood studies
    (excluding Human Immunodeficiency Virus or
    AIDS tests), or other tests within the last
    5 years?                                         [ ] Yes [ ] No
19. Other than above, have you had any other
    physical or psychological disorder or been
    treated by a physician or other health care
    provider for any reason within the past 5 years? [ ] Yes [ ] No
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Phoenix reserves the right to require additional medical information, medical examination or testing to complete the underwriting process.
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OL4250NY.1                                                   4 of 6                                                          7-07
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SECTION XI - ADDITIONAL INFORMATION (GIVE FULL DETAILS FOR ALL "YES" ANSWERS BELOW. IF ADDITIONAL SPACE IS NEEDED, USE
APPLICATION ADDENDUM PART II.)
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[ ] Yes [ ] No 1. Have you ever applied for life, accident, disability or health insurance and been declined, postponed, or been offered a policy differing in plan, amount or premium rate from the applied for? (If "Yes," give date, company and reason.)
                  Date (mm/dd/yyyy):                   Company:                           Reason:
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[ ] Yes [ ] No 2. Do you intend to travel or reside outside of the United States or Canada? (If "Yes," state where, how long and purpose.)
                  Location City, Country:              Purpose:                           How Long: (Specify weeks, months, years)
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[ ] Yes [ ] No 3. Are you negotiating for other insurance? (If "Yes," name companies and total amount to be placed in force.)
                  Company(ies):                        Total Amount to be placed in force:
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[ ] Yes [ ] No 4. Have you flown during the past 3 years as a pilot, student pilot or crew member or do you plan to do so?
                  (If "Yes," complete Aviation Questionnaire.)
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[ ] Yes [ ] No 5. Have you participated in the past 3 years or plan to engage in any extreme sport activities such as motorized vehicle racing, parachute jumping, underwater diving, or any other extreme avocation? (If "Yes," complete
                  Avocation Questionnaire.)
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[ ] Yes [ ] No 6. Have you ever been convicted of a felony? (If "Yes," give details.) DETAILS:
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[ ] Yes [ ] No 7. Have you ever been convicted of driving under the influence of alcohol or drugs, or had your driver's license suspended or revoked, or had greater than 2 moving violations in the past 3 years? (If "Yes," give details.)
                  DETAILS:

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THE FOLLOWING QUESTIONS MUST BE COMPLETED IF EITHER PROPOSED INSURED IS AGE 65 OR OLDER, AND THE FACE AMOUNT OF THE POLICY IS
$2,000,000 OR MORE
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[ ] Yes [ ] No 8. Will any of the first year or subsequent premiums for the policy be borrowed by the proposed owner(s) or proposed insureds or by any other individual, trust, partnership, corporation or similar or related entity?
                  If "Yes," provide the name of the Premium Financing Program _______________________________________________
                  If "No," identify the source of funding for the premiums. (check all that apply).
                  [ ] Current Income  [ ] Cash and Equivalents  [ ] Marketable Securities  [ ] Non-Readily Marketable Securities:
                  [ ] Retirement Accounts  [ ] Other Assets (explain): _________________________________________________
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[ ] Yes [ ] No 9. Does the owner(s) have an agreement that now or in the future, premiums will be funded by an individual and/or entity other than the proposed insureds? (If "Yes", give details.)
                  DETAILS:

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[ ] Yes [ ] No 10. Is the policy being purchased in connection with any formal or informal program under which the proposed owner(s) or proposed insureds have been advised of the opportunity to transfer the policy to a third party within five years of its issuance? (If "Yes," give details.)
                   DETAILS:

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[ ] Yes [ ] No 11. Does the proposed insureds or proposed owner(s) have any understanding or agreement providing for a party, other than the owner(s), to obtain any legal or equitable right, title or interest in the policy or entity owning the policy?
                   (If "Yes," give details.)
                   DETAILS:

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[ ] Yes [ ] No 12. Has any entity, including, for example, any life expectancy valuation company or premium financing company, conducted a life expectancy evaluation of the insureds within the past two years or have you entered into an agreement to have a life expectancy evaluation performed? If yes, identify the entity or entities (including a contact name and telephone number) that provided the life expectancy valuations.
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[ ] Yes [ ] No 13. Has either the proposed insureds or the proposed owner(s), in the past five years, sold a policy to a life settlement, viatical, or other secondary market provider? (If yes, give details.)
                   DETAILS:

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[ ] Yes [ ] No 14. Has the proposed insureds or proposed owner(s), or any individual, trust, partnership, corporation or similar or related entity received cash or other financial inducements in connection with this application or the purchase of this insurance? (If "Yes," give details.)
                   DETAILS:

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               15. State in detail what bona fide need the proposed owner(s) or proposed insureds has for this insurance.
                   (Attach additional statements or documentation if necessary.)
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OL4250NY.1                                                   5 of 6                                                          7-07
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SECTION XII - AUTHORIZATION TO OBTAIN INFORMATION
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I authorize any licensed physician, health care practitioner, hospital, medical laboratory, clinic or other medically-related facility, insurance company or the Medical Information Bureau (MIB), having any records or knowledge of me or my health, to provide any such information to Phoenix Life Insurance Company (Phoenix), or its reinsurers. The information requested may include information regarding diagnosis and treatment of physical or mental condition, including consultations occurring after the date this authorization is signed. I authorize any of the above sources to release to Phoenix or its reinsurers any of my information relating to mental health care.

Medical information will be used only for the purpose of risk evaluation and determining eligibility for benefits under any policies issued. Phoenix may disclose information it has obtained to others as permitted or required by law, including the MIB, our reinsurers and other persons or entities performing business or legal services in connection with this application, any contract issued pursuant to it or in connection with the determination of eligibility for benefits under an existing policy.
Information that is not personally identifiable may be used for insurance statistical studies.

To facilitate rapid submission of information, I authorize all of the above sources, except MIB, to give such records or knowledge to any agency employed by Phoenix to collect and transmit such information. I authorize consumer reporting agencies, insurance companies, motor vehicle departments, my attorneys, accountants and business associates and the MIB to provide any information to
Phoenix or its reinsurers that may affect my insurability. This may include information about my occupation, participation in hazardous activities, motor vehicle record, foreign travel, finances, and other insurance coverage in place. I acknowledge that I have received a copy of the Notice of Information Practices, including information about Investigative Consumer Reports and the
Medical Information Bureau. I authorize the preparation of an investigative consumer report. I understand that upon written request, I am entitled to receive a copy of the investigative consumer report.

This authorization shall continue to be valid for 24 months from the date it is signed unless otherwise required by law. A photocopy of this signed authorization shall be as valid as the original. This authorization may be revoked by writing to Phoenix prior to the time the insurance coverage has been placed in force. I understand my authorized representative or I may receive a copy of this authorization on request.

[ ] I DO  [ ] I DO NOT (check one) require that I be interviewed in connection with any investigative consumer report that may be prepared.
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SECTION XIII - SIGNATURE
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I have reviewed this application, and the statements made herein are those of the proposed insured and all such statements made by the proposed insured in Part I or and in Part II of this application are full, complete, and true to the best knowledge and belief of the undersigned and have been correctly recorded.

I understand that 1) no statement made to, or information acquired by any Licensed Producer who takes this application, shall bind the Company unless stated in Part I and/or Part II of this application, and 2) the Licensed Producer has no authority to make, modify, alter or discharge any contract thereby applied for.

I understand and agree that the insurance applied for shall not take effect unless and until each of the following has occurred:
1) the policy has been issued by the Company; 2) the premium required for issuance of the policy has been paid in full during the lifetime of the insured; 3) all the representations made in the application remain true, complete and accurate as of the date the policy is delivered; 4) the Insured is alive when the policy is delivered, and 5) as of the date of delivery of the policy, to the best of the proposed insured's knowledge and belief there has been no change in the health of either proposed insured that would change the answers to any of the questions in the application.

This application is attached to and made a part of the policy.

Under penalty of perjury, I confirm that 1) the Social Security or Tax Identification Number shown is correct, and 2) that I am not subject to backup withholding. If I have applied for the Living Benefit Rider, I confirm that I have received a copy of the disclosure form, Summary of Coverage for Accelerated Benefit Rider.
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Proposed Insured's Signature                 STATE SIGNED IN       Witness Signature(Must be signed in presence of    Date
                                                                   Proposed Insured)                                  (mm/dd/yyyy)

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Owner's Signature (if other than             STATE SIGNED IN       Witness Signature (Must be signed in presence of   Date
Proposed Insured)                                                  Owner)                                             (mm/dd/yyyy)

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Parent's Signature (for minor insured)       STATE SIGNED IN       Witness Signature (Must be signed in presence of   Date
                                                                   Owner)                                             (mm/dd/yyyy)

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The Producer hereby confirms he/she has truly and accurately recorded on the application the information supplied by the Proposed
Insured; and that he/she is qualified and authorized to discuss the contract herein applied for.
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Licensed Producer's Name (Print First, Middle, Last)                  Licensed Producer's Email Address

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Licensed Producer's Signature          Date                           Licensed Producer's I.D.#   Licensed Producer's Telephone #
                                       (mm/dd/yyyy)                                               (           )
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OL4250NY.1                                                   6 of 6                                                          7-07
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